                                                                    Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K/A of LIN Television Corporation for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gary
R. Chapman, Chief Executive Officer of the Company, William A. Cunningham, Vice President and Controller, Deborah R. Jacobson, Vice President of Corporate Development and Treasurer, and Peter E. Maloney, Vice President of Finance, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    Dated: March 30, 2004              /s/ Gary R. Chapman
                                       ---------------------------------------
                                       Gary R. Chapman
                                       Chief Executive Officer

    Dated: March 30, 2004              /s/ William A. Cunningham
                                       ---------------------------------------
                                       William A. Cunningham
                                       Vice President and Controller

    Dated: March 30, 2004              /s/ Deborah R. Jacobson
                                       ---------------------------------------
                                       Deborah R. Jacobson
                                       Vice President of Corporate Development
                                       and Treasurer


    Dated: March 30, 2004              /s/ Peter E. Maloney
                                       ---------------------------------------
                                       Peter E. Maloney
                                       Vice President of Finance